         Exhibit 10.29

Confidential portions of this document indicated by ***** have been omitted and filed separately with the Commission


INDALEX
Aluminum Solutions




                            FIXED-PRICE PURCHASE AND
                                 SALE AGREEMENT



         THIS AGREEMENT ("Agreement") dated this 20TH DAY OF MARCH, 2001, is between Indalex Inc. ("Seller") and ("Buyer") FEATHERLITE MANUFACTURING.

         Seller desires to sell certain goods to Buyer and Buyer desires to purchase certain goods from Seller.

         NOW THEREFORE, in consideration of these premises and the following mutual agreements, the parties agree as follows:


         1. Seller will sell to Buyer, and Buyer will purchase from Seller, the aluminum extrusions identified on Schedule A attached hereto ("Product"), subject to the terms contained in this Agreement and the attached Schedule A. the quantity, delivery dates, terms, and prices for product are also set forth on Schedule A.

         2. This Agreement shall have a term from the date hereof to JUNE 30TH, 2001. This Agreement may not be canceled by either party prior to the termination date without the prior written consent of the other. Buyer acknowledges that Seller intends to rely on this Agreement in fixing the prices and delivery dates of its raw material purchases necessary to fulfill this Agreement as such, Buyer agrees to pay for the quantity specified on Schedule A whether or not Buyer placed specific orders with Seller as specified in Item 4 below. If buyer cancels this agreement, or otherwise refuses shipments hereunder, seller is entitled to recover any loss sustained from liquidating a metal position taken by the Seller on behalf of Buyer.

         3. The pricing in this proposal is subject to Indalex Inc's ability to hedge the transaction. Indalex Inc. will provide confirmation of the hedge immediately upon execution.

INDALEX
Aluminum Solutions



         4. Buyer agrees to place specific firm orders with Seller for the Product at least twenty-eight (28) days prior to the requested shipment date which shall specify the number of pound / feet / pieces of specific aluminum extrusion shapes. Seller will attempt to respond to Buyer's order requests with less than twenty-eight
              (28) days lead-time, but shall be under no obligation to do so. Seller is required to manufacture and ship only product for which Seller has timely received specific firm orders.


         5. Seller's obligations hereunder are subject to Seller's credit approval with respect to each shipment and to the availability of financial information on buyer which, in the Seller's opinion, is adequate to demonstrate the Buyer's financial condition, ability to pay for shipments in accordance with agreed terms of payment, and ability to support the volume of credit extended by the Seller.

              Payment terms for the Product shall be as set forth in Schedule A. Seller's obligation to continue shipments of product is conditioned upon buyer satisfying its payment obligations under this item 4 in full within the time period specified.

         6. Either party's failure, at any time or times hereafter, to require strict performance by the other party of any provision of this Agreement shall not constitute a waiver, or affect or diminish the right thereafter to demand strict compliance and performance of this Agreement

         7. This Agreement (including Schedule A) shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall not apply to any purchases by buyer in excess of the quantities set forth in Schedule A. The terms of any such excess purchases will be governed by separate agreement of the parties. Except as specified in this Agreement, the terms of sale and rights of the parties with respect to any specific order shall be as set forth in Seller's order acknowledgement as provided from time to time.

INDALEX
Aluminum Solutions


DELIVERY PERIOD: July 1st, 2001 through September 30th, 2001

QUANTITY:         ***** POUNDS FOR JULY 2001
                  ***** POUNDS FOR AUGUST 2001
                  ***** POUNDS FOR SEPTEMBER 2001
                                                  TOTAL:  ***** POUNDS

PRICE:   $***** per pound for Solid aluminum extrusion
         $***** per pound for Hollow aluminum extrusion
*If quantities and / or price differ from month - to - month, set forth the amounts below

=============================================================================


The Quantity of aluminum excrusion to be sold under the agreement as set forth above, may not be altered without the prior written consent of Seller and Buyer. Buyer may only alter scheduled monthly shipment dates with the express written consent of Seller. If at the end of this agreement, there are pounds which have not been taken by buyer, as set forth above, then an additional $***** per pound will be added to the above selling price for each month of the original agreement and each month thereafter until the agreed volume is taken. PAYMENT
TERMS: ____ Payment in full within thirty (30) days from date of invoice.

TOTAL DOLLAR VALUE OF CONTRACT:     Approximately: $*****

BUYER - Featherlite Manufacturing          INDALEX INC.
By:                                    By:
Name     Gary Ihrke                    Name:    Charles Bailey
         /s/ Gary Ihrke                /s/ Patrick Wooly for Charles Bailey
Signature                              Signature

Title    Vice President of Operations  Title:   President - Central Region

Date:    3/20/01                       Date:    3/27/01

INDALEX
Aluminum Solutions

         8. Force Majeure. Seller shall not be liable for any defaults, damages, or delays in filling any order caused by conditions beyond Seller's control; including, but not limited to, acts of God, strike, lockout, boycott, or other labor troubles, war, riot, flood, new government regulation, failure of Seller's computer systems or those of its suppliers or subcontractors to adequately address the "Year 2000" issue, or delays of Seller's supplies or subcontractors in furnishing materials or supplies die to one or more of the foregoing or like causes.


Buyer - Featherlite Manufacturing                     INDALEX INC.

By                                         By
Name:    Gary Ihrke                        Name:    Charles D. Bailey
 /s/ Gary Ihrke                            /s/ Patrick Wooly for Charles Bailey
Signature                                  Signature

Title:   Vice President of operations      Title:   President - Central Region

Date:    3/20/01                           Date:    3/27/01

                                   SCHEDULE A
                     FIXED=PRICE PURCHASE AND SALE AGREEMENT

MATERIAL DESCRIPTION: This agreement covers standard extrusions currently being supplied or quoted to Featherlite manufacturing ("Buyer") by Indalex Inc. ("Seller") with specific pound / pieces / feet by specific shape to be supplied by Buyer.

This Contract Will be open till June 30th, 2001, and will be consummated if and when the Midwest metal Exchange price for contracted metal to cover the needs of the contract reaches a cost of $*****#. If during that time period, the metal costs do not reach the required level of $*****#, the contract will become null and void.

         Exhibit 10.30

Confidential portions of this document indicated by ***** have been omitted and filed separately with the Commission



INDALEX
Aluminum Solutions




                            FIXED-PRICE PURCHASE AND
                                 SALE AGREEMENT



         THIS AGREEMENT ("Agreement") dated this 20TH DAY OF MARCH, 2001, is between Indalex Inc. ("Seller") and ("Buyer") FEATHERLITE MANUFACTURING.

         Seller desires to sell certain goods to Buyer and Buyer desires to purchase certain goods from Seller.

         NOW THEREFORE, in consideration of these premises and the following mutual agreements, the parties agree as follows:


         9. Seller will sell to Buyer, and Buyer will purchase from Seller, the aluminum extrusions identified on Schedule A attached hereto ("Product"), subject to the terms contained in this Agreement and the attached Schedule A. the quantity, delivery dates, terms, and prices for product are also set forth on Schedule A.

         10. This Agreement shall have a term from the date hereof to SEPTEMBER 30TH, 2001. This Agreement may not be canceled by either party prior to the termination date without the prior written consent of the other. Buyer acknowledges that Seller intends to rely on this Agreement in fixing the prices and delivery dates of its raw material purchases necessary to fulfill this Agreement as such, Buyer agrees to pay for the quantity specified on Schedule A whether or not Buyer placed specific orders with Seller as specified in Item 4 below. If buyer cancels this agreement, or otherwise refuses shipments hereunder, seller is entitled to recover any loss sustained from liquidating a metal position taken by the Seller on behalf of Buyer.

         11. The pricing in this proposal is subject to Indalex Inc's ability to hedge the transaction. Indalex Inc. will provide confirmation of the hedge immediately upon execution.

INDALEX
Aluminum Solutions



         12. Buyer agrees to place specific firm orders with Seller for the Product at least twenty-eight (28) days prior to the requested shipment date which shall specify the number of pound / feet / pieces of specific aluminum extrusion shapes. Seller will attempt to respond to Buyer's order requests with less than twenty-eight
               (28) days lead-time, but shall be under no obligation to do so. Seller is required to manufacture and ship only product for which Seller has timely received specific firm orders.


         13. Seller's obligations hereunder are subject to Seller's credit approval with respect to each shipment and to the availability of financial information on buyer which, in the Seller's opinion, is adequate to demonstrate the Buyer's financial condition, ability to pay for shipments in accordance with agreed terms of payment, and ability to support the volume of credit extended by the Seller.

               Payment terms for the Product shall be as set forth in Schedule
               A. Seller's obligation to continue shipments of product is conditioned upon buyer satisfying its payment obligations under this item 4 in full within the time period specified.

         14. Either party's failure, at any time or times hereafter, to require strict performance by the other party of any provision of this Agreement shall not constitute a waiver, or affect or diminish the right thereafter to demand strict compliance and performance of this Agreement

         15. This Agreement (including Schedule A) shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall not apply to any purchases by buyer in excess of the quantities set forth in Schedule A. The terms of any such excess purchases will be governed by separate agreement of the parties. Except as specified in this Agreement, the terms of sale and rights of the parties with respect to any specific order shall be as set forth in Seller's order acknowledgement as provided from time to time.

INDALEX
Aluminum Solutions


DELIVERY PERIOD: July 1st, 2001 through September 30th, 2001

QUANTITY:         ***** POUNDS FOR JULY 2001
                  ***** POUNDS FOR AUGUST 2001
                  ***** POUNDS FOR SEPTEMBER 2001
                                                TOTAL:  ***** POUNDS

PRICE:   $***** per pound for Solid aluminum extrusion
         $***** per pound for Hollow aluminum extrusion
*If quantities and / or price differ from month - to - month, set forth the amounts below

==============================================================================

The Quantity of aluminum excrusion to be sold under the agreement as set forth above, may not be altered without the prior written consent of Seller and Buyer. Buyer may only alter scheduled monthly shipment dates with the express written consent of Seller. If at the end of this agreement, there are pounds which have not been taken by buyer, as set forth above, then an additional $***** per pound will be added to the above selling price for each month of the original agreement and each month thereafter until the agreed volume is taken. PAYMENT
TERMS: ____ Payment in full within thirty (30) days from date of invoice.

TOTAL DOLLAR VALUE OF CONTRACT:      Approximately: $*****

BUYER - Featherlite Manufacturing          INDALEX INC.
By:                                     By:
Name     Gary Ihrke                     Name:    Charles Bailey
         /s/ Gary Ihrke                 /s/ Patrick Wooly for Charles Bailey
Signature                               Signature

Title    Vice President of Operations   Title:   President - Central Region

Date:    3/20/01                        Date:    3/27/01

INDALEX
Aluminum Solutions

         16. Force Majeure. Seller shall not be liable for any defaults, damages, or delays in filling any order caused by conditions beyond Seller's control; including, but not limited to, acts of God, strike, lockout, boycott, or other labor troubles, war, riot, flood, new government regulation, failure of Seller's computer systems or those of its suppliers or subcontractors to adequately address the "Year 2000" issue, or delays of Seller's supplies or subcontractors in furnishing materials or supplies die to one or more of the foregoing or like causes.


Buyer - Featherlite Manufacturing       INDALEX INC.

By                                      By
Name:    Gary Ihrke                     Name:    Charles D. Bailey
/s/ Gary Ihrke                          /s/ Patrick Wooly for Charles Bailey
Signature                               Signature

Title:   Vice President of operations   Title:   President - Central Region

Date:    3/20/01                        Date:    3/27/01

                                   SCHEDULE A
                     FIXED=PRICE PURCHASE AND SALE AGREEMENT

MATERIAL DESCRIPTION: This agreement covers standard extrusions currently being supplied or quoted to Featherlite manufacturing ("Buyer") by Indalex Inc. ("Seller") with specific pound / pieces / feet by specific shape to be supplied by Buyer.

This Contract Will be open till September 30th, 2001, and will be consummated if and when the Midwest metal Exchange price for contracted metal to cover the needs of the contract reaches a cost of $*****#. If during that time period, the metal costs do not reach the required level of $*****#, the contract will become null and void.